Exhibit 99.1

 Gannett Co., Inc.Needham Growth Conference  January 15, 2020

 Disclaimers and Notes  No Offer or SolicitationThis communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Cautionary Statement Regarding Forward-Looking StatementsCertain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including, among other things, statements regarding company priorities, the anticipated benefits and synergies of the recent acquisition of Gannett Media Corp. (formerly known as Gannett Co., Inc.) (the “Merger” ) , plans to pay down debt, sell assets, maintain and grow the dividend, and stabilize revenue trends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “target(s),” “project(s),” “believe(s),” “will,” “aim(s),” “would,” “seek(s),” “estimate(s)” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on Gannett’s current expectations and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Gannett can give no assurance that its expectations will be attained. The actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially from expectations or estimates reflected in such forward-looking statements, including, among others:Risks related to the integration of Gannett Media Corp. (formerly known as Gannett Co., Inc.), including the risk that we may be unable to achieve anticipated synergies within the expected timeframe or at all; Risks related to the ability to stabilize revenue trends, whether through growth of digital marketing initiatives or otherwise, and the potential for continued declines in advertising and circulation revenues; Risks related to the ability to generate sufficient liquidity to pay down debt and to enable compliance with leverage tests that must be satisfied to make distributions to common stockholders;Risks related to the ability to complete sales of real estate to generate liquidity; andWeakening of economic conditions in the markets in which Gannett operates, including as a result of natural disasters, tariffs or other factors affecting economic conditions generally.Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by Gannett in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, as well as the risks identified in the registration statement on Form S-4 (File No. 333-233509) (the “Registration Statement”) filed by Gannett. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, New Media expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. Past performance.  In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision.  See “No Offer or Solicitation” above.No tax, legal, accounting or investment advice. The presentation is not intended to provide, and should not be relied upon for, tax, legal, accounting or investment advice. Any statements of federal tax consequences contained in the presentation were not intended to be used and cannot be used to avoid penalties under the Internal Revenue Code or to promote, market or recommend to another party any tax related matters addressed herein.Distribution of this presentation. These materials are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use is contrary to local law or regulation.Same Store and Organic Same Store Revenues. Same store results take into account material acquisitions and divestitures of the Company by adjusting prior year performance to include or exclude financial results as if the Company had owned or divested a business for the comparable period. The results of several acquisitions (“tuck-in acquisitions”) were funded from the Company’s available cash and not considered material. Organic same store revenues are same store revenues adjusted to remove non-material acquisitions and non-material divestitures, and to adjust for Commercial Print revenues that are now intercompany. Non-GAAP measures. This presentation includes non-GAAP measures, such as Adjusted EBITDA, As Adjusted EBITDA, Free Cash Flow, gross leverage, and net leverage. See “Appendix” in this presentation for information regarding these non-GAAP measures, including reconciliations to the most directly comparable GAAP financial measure.  2

Gannett Priorities 2020-2021

- Successfully implement $300 million in synergies over 24 months
  - Expect roughly half of synergies within 12 months, including revenue opportunities
- Aggressively pay down debt with goal to refinance term loan at the end of 2021
  - Leverage goal of ~2.0x
  - Sell $100 million in real estate assets over 24 months
- Stabilize revenue trends by leveraging increased scale, expanding growth products across entire portfolio & reducing reliance on print advertising, and implementing best practices
  - Print advertising represents ~30% of revenues today, expected to fall to <20% in 2022

GANNETT

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Key Pro-Forma Stats

~$4 BILLION
COMBINED REVENUE

- Print advertising makes up ~30% of total revenue today, expected to drop to less than 20% over three years

~$1 BILLION
DIGITAL REVENUE[1]

- 50% from owned & operated digital advertising
- 50% from Digital Marketing Services

$1.752 BILLION
OUTSTANDING DEBT AS OF JANUARY 7, 2020

- $35.8 million paid down in Q4 2019

$0.76 DIVIDEND PER SHARE
EXPECTED ANNUALIZED DIVIDEND

- Confident in ongoing dividend with potential for growth

800,000+
DIGITAL-ONLY SUBSCRIPTIONS

- Robust volume and revenue growth

Significantly Less Reliance on Print Advertising Revenue



43%
45%
44%
44%
44%
15%
25%
30%
33%
37%
42%
31%
26%
22%
19%
2016
2019F
2020F
2021F
2022F
%Print Ad
%Digital Ad & Mktg Serv
% Circulation & other

1) Defined as Digital Advertising & Digital Marketing Services

GANNETT

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